EXHIBIT 10.



                    AGREEMENT FOR SALE AND PURCHASE OF ASSETS


                                  BY AND AMONG


                 RHINO AUTOMOTIVE, LLC d/b/a UPSTATE MITSUBISHI


                                      AND


                        AUTOMOTIVE GROUP HOLDINGS, INC.


                                October ___, 2003

     THIS AGREEMENT FOR SALE AND PURCHASE OF ASSETS (this Agreement, together with the exhibits and schedules attached hereto being hereinafter referred to as this "Agreement"), made and entered into this ____ day of October, 2003, by and among Rhino Automotive, LLC, a South Carolina limited liability company ("Seller") and Automotive Group Holdings, Inc, a Georgia corporation ("Buyer").

     WHEREAS the Dealer owns a car dealership located at 4135 Clemson Boulevard, in Anderson, South Carolina (the "Business");

     WHEREAS the Dealer wishes to sell and transfer and Buyer wishes to purchase certain assets of the Dealer and assume certain liabilities upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the respective representations, warranties and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION  1.  THE  CLOSING

     1.1 GENERAL PROVISIONS. Subject to the terms and conditions hereof, at the closing of the transactions contemplated herein (the "Closing"), the Dealer shall sell, assign and transfer and Buyer shall purchase the Acquired Assets (as defined in Section 2.1 below) and assume the liabilities referenced in Section
2.3. The Closing shall be held as soon as reasonably practicable (and in any event within 10 business days) after fulfillment of all conditions set forth in Sections 10 and 11 hereof but in any event no later than December 15, 2003 (the "Closing Date"), at the offices of Wyche, Burgess, Freeman & Parham, P.A. or at such other date, time and place as the parties hereto may mutually agree.

     1.2 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

(1)  by  mutual  written  consent  of  the  parties  hereto;
(2)  as  provided  in  Section  1.1;
(3) by the Dealer, upon a material breach of this Agreement on the part of Buyer which has not been cured (upon notice and reasonable opportunity to cure) and which would cause the conditions set forth in Section 10 to be incapable of being satisfied by December 15, 2003;
(4) by Buyer, upon a material breach of this Agreement on the part of the Dealer which has not been cured (upon notice and reasonable opportunity to cure) and which would cause the conditions set forth in Section 11 to be incapable of being satisfied by December 15, 2003; or
(5) by either party if the Closing has not occurred by 6:00 p.m. on December 15, 2003.

     1.3 APPLICATION OF DEPOSIT UPON TERMINATION. In the event this Agreement is terminated, the Deposit (as hereinafter defined) shall be applied as follows:

(1) As determined by the parties if this Agreement is terminated upon mutual consent of the parties;
(2) Refunded by Dealer to Buyer if Dealer commits a material breach of this Agreement (and such default is not timely cured) and/or fails to satisfy a closing condition through no fault of Buyer; or
(3) Retained by Dealer if Buyer commits a material breach of this Agreement (and such default is not timely cured) and/or or fails to satisfy a closing condition through no fault of Dealer.

SECTION  2.  PURCHASE  OF  ASSETS  AND  ASSUMPTION OF LIABILITIES

     2.1 THE ACQUIRED ASSETS. The "Acquired Assets" shall include all assets of the Dealer used in any respect in the operation of the Business (except for Excluded Assets as defined below in Section 2.2), which Acquired Assets shall include, but not be limited to, the following (except for Excluded Assets as defined below in Section 2.2):

(1) Dealer's new vehicle inventory and untitled demonstrators (the "New Vehicles"), a current listing of which is attached hereto as SCHEDULE 2.1(1) (which schedule shall be updated by the Dealer and provided to Buyer not more than 5 business days prior to Closing);
(2) All Dealer's parts and accessories, and new and unused oil, grease and chemical inventories and Dealer's "parts return" privilege (the "Parts/Products Inventory");
(3)  All  rights  under  the leases set forth ON SCHEDULE 2.1(3) (the "Leases");
(4) All work-in-progress (including the entire proceeds to be collected for such service);
(5)  The  goodwill  of  Dealer  in  and  with  respect  to  the  Business;
(6)  The  deposits  and  prepaid  expenses  set  forth  on  SCHEDULE  2.1(6);
(7) All fixed assets, including furniture, fixtures, equipment, leasehold improvements (except to the extent such are owned by or revert to the owner of the real property) and signage ("Fixed Assets");
(8) All other assets of any type or nature used in the Business, except for Excluded Assets or assets exclusively associated with the Excluded Assets.

     2.2 EXCLUDED ASSETS. The following assets of the Business are excluded from this sale and shall remain the property of the Dealer (the "Excluded Assets"):

(1) Cash on hand, cash in accounts and certificates of deposit in accounts of the Dealer;
(2)  Accounts  receivable.
(3) Any parts and accessories not "current" in the manufacturer's price book or not in useable condition, or which are unreturnable, damaged or obsolete.
(4) All computer systems and all other tangible assets specifically set forth or described on SCHEDULE 2.2 (which Schedule may be amended by Buyer in good faith with the consent of the Dealer during the due diligence period referenced in Section 10.7 to include assets reasonably considered by Buyer not to be in good condition, reasonable wear and tear excepted, as contemplated in Section 4.10).
(5)  Intangible  assets  associated with the Business not specifically listed in
     Section  2.1.

     2.3 ASSUMPTION OF LIABILITIES. Buyer is not assuming or agreeing to pay or purchase any liabilities or obligations of the Dealer of any nature whatsoever, except as follows:

(1)  the  Leases;
(2)  any  other  liabilities  set  forth  on  SCHEDULE  2.3.


SECTION  3.  PURCHASE  PRICE

     3.1 PURCHASE PRICE. The purchase price for the Acquired Assets shall consist of the following items (subject to adjustment as provided in Section 3.2 (as adjusted, the "Purchase Price"):

(1) an amount equal to Dealer's factory invoice cost of the Dealer's New Vehicles, plus
(2) the value of the Parts/Products Inventory, as such is determined by an inventory audit to be taken as close as possible to the Closing (and in no event more than 7 days prior to Closing), which audit shall be taken by Buyer and supervised by Dealer. The value ascribed to the Parts/Products Inventory shall be the value at which such Parts/Products Inventory is listed in the most recent Mitsubishi price book; plus
(3) book value of the Fixed Assets, as shown on Dealer's books as of the date which is no more than 7 days prior to Closing, plus
(4)  $300,000.00.

     3.2  PURCHASE PRICE ADJUSTMENTS. The aggregate Purchase Price payable under
Section  3.1  shall  be  subject  to  the  following  adjustments:

(1) The Purchase Price shall be reduced by $.15 per mile for mileage in excess of 1,000 miles on all demonstrators purchased hereunder.
(2) The Purchase Price shall be adjusted, dollar for dollar, increased or decreased, as applicable, by the amount of any additions or removals (at dealer net cost) of any of the New Vehicles or equipment and/or accessories thereon.
(3) In the event that any of the New Vehicles have been damaged to any extent, the Purchase Price thereof shall be reduced by the amount necessary to repair such damage as determined by an independent body shop to be mutually selected by the parties.
(4) The Purchase Price shall be increased dollar for dollar to the extent of any deposits set forth on SCHEDULE 2.1(6).

     3.3  PAYMENT.
(A) DEPOSIT. Dealer acknowledges receipt of a deposit of $10,000 previously paid by Buyer to Seller ("Deposit") to be credited towards the Purchase Price, unless otherwise returned or retained hereunder.

(B) BALANCE OF PURCHASE PRICE. The balance of the Purchase Price (the Purchase Price less the Deposit) shall be payable to Seller at Closing in cash, certified check, or other immediately available funds.


SECTION  4.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  DEALER

     Dealer warrants and represents to Buyer as set forth below, which representations and warranties shall survive the Closing Date for a period of 18 months (the "Warranty Period").

     4.1 ORGANIZATION, POWERS AND QUALIFICATION. Incorporation, Powers and Qualification. Dealer is a limited liability company duly organized, existing and in good standing under the laws of the State of South Carolina and is entitled to own its properties and assets and has all requisite corporate power and authority to carry on its business as now conducted by it.

     4.2 CAPITALIZATION; SUBSIDIARIES; PARTNERSHIPS. All outstanding capital stock of the Dealer is owned as set forth on SCHEDULE 4.2 and no other persons have voting power with respect to such capital stock. Dealer does not have any subsidiaries. Dealer is not a partner or a joint venturer with any other person or legal entity.

     4.3 CORPORATE DOCUMENTS. Copies of the Dealer's Articles of Organization and all amendments thereto and Operating Agreement as amended to date, certified by the Dealer's secretary, which will be delivered to Buyer, will be complete and correct as of the date of this Agreement.

     4.4 AUTHORIZATION AND EXECUTION OF DOCUMENTS. This Agreement has been duly authorized, executed and delivered by the Dealer and constitutes a valid and legally binding obligation of the Dealer enforceable against Dealer in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (1) will not result in any breach of the terms and conditions of or constitute a default under the Articles of Organization or Operating Agreement of the Dealer or any instrument or obligation to which Dealer is now a party or by which Dealer or any of its properties or assets may be bound and (2) will not violate any existing order, writ, or decree of any court, agency or governmental body, or any contract, agreement, indenture or instrument to which Dealer is a party or by which Dealer is bound.

     4.5 PENDING LITIGATION. There are no proceedings or actions of any type pending that would limit or impair the power or authority of the Dealer to enter into this Agreement. There is no pending action, proceeding or material claim of any type, or to Dealer's knowledge, threatened against Dealer, its properties or business (including the Business). Furthermore, Dealer does not know or have reasonable grounds to know of any basis for such action, or of any governmental investigation or proceeding relative to Dealer, its properties or business (including the Business). The Dealer is not in default with respect to any order, writ, injunction or decree of any court, or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which is specifically directed at Dealer, and to its knowledge, is not in material default with respect to any such item with general applicability to Dealer.

     4.6  RESERVED.

     4.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent disclosed otherwise in this Agreement, the Dealer has no material liabilities of any nature (including unpaid federal, state or local taxes), whether accrued, absolute, known or unknown, contingent or otherwise that would materially affect its ability to consummate the sale contemplated hereunder.

     4.8 ABSENCE OF CERTAIN CHANGES. Since December 31, 2002 and except as disclosed elsewhere in this Agreement, there has not been any change in the condition (financial or otherwise), of the properties, assets, liabilities or business prospects of the Dealer (including the Business), which has been materially adverse or has occurred outside of the ordinary course of business, including but not limited to, the following:

(1) Any engagement on the part of the Dealer in any unusual transactions affecting the Business.
(2) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, assets, business or prospects of the Dealer (including the Business).
(3) Any change in the accounting methods, practices or principles followed by Dealer, or any change in depreciation or amortization policies or rates theretofore adopted.
(4) Any debts, obligations or liabilities incurred by Dealer, except current liabilities incurred and obligations under agreements entered into in the ordinary course of business and except as to matters set out in other portions of this Agreement.
(5) Any sale, lease, abandonment or other disposition by the Dealer of any real property, or, other than in the ordinary course of business, of any equipment, furniture, fixtures or other properties.
(6) Any labor troubles, strikes or any other occurrence or condition relating to employees which materially or adversely affects or reasonably may materially or adversely affect the assets, properties, business or prospects of the Dealer (including the Business).
(7) Any increase in the compensation payable or to become payable by the Dealer to any of its officers, employees or agents, or any bonus payment, profit-sharing, pension or other employee benefit or arrangement made to or with any of them.

     4.9 TAX RETURNS. The Dealer has filed, in correct form, all tax returns, extensions and estimates (federal, state and local) required to be filed by them as of the date hereof and has paid all taxes shown to be due and payable on the returns or on any assessment received by Dealer, as well as all other taxes (federal, state and local) due and payable by them on or before the date hereof (taking into account any extensions thereon), other than state and local realty taxes which are payable but which are not yet due. The Internal Revenue Service has not conducted an examination of the Dealer's current income tax returns. The Dealer has not executed any waiver that would have the effect of extending any applicable statute of limitations in respect to tax liabilities.

     4.10 LIENS,  MORTGAGES,  CHARGES  AND  ENCUMBRANCES;  CONDITION OF  ASSETS.
All Acquired Assets, when transferred, will be free and clear of all liens, encumbrances, security interests, leases and claims of others, except as set forth on SCHEDULE 4.10. Dealer's transfer of the Acquired Assets hereunder will not give rise to a lien on the Acquired Assets or a cause of action by any party against Buyer. Except as set forth on Section 4.10, the Acquired Assets are in good condition, reasonable wear and tear excepted.

     4.11 LEASES. All leases wherein the Dealer is either lessor or lessee or otherwise has an interest or obligation are described on SCHEDULE 4.11.

     4.12 COMPLIANCE WITH APPLICABLE LAWS, REGULATIONS AND OBLIGATIONS. The Dealer has complied in all material respects with all laws, regulations and orders applicable to it or its business (including the Business). Except for routine business licenses and regulatory permits and/or certificates required by local or state jurisdictions or sales tax permits, Dealer does not need any governmental permits or licenses in connection with the transaction of its business (including the Business) as presently conducted. No notice or warning from any governmental authority with respect to any failure or alleged failure of the Dealer to comply with any law, regulation or order has been issued or given and is currently in effect, nor is any such notice or warning proposed or threatened so far as is known to Dealer.

     4.13 ENVIRONMENTAL MATTERS. The Dealer is in material compliance with all local, state and federal environmental statutes, laws, rules, regulations and permits, including but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA"). Except in the ordinary course of business and in material compliance with applicable laws during the Dealer's possession of the property, the Dealer has not, nor to Dealer's actual knowledge without investigation have other parties, used, stored, disposed of or permitted any "hazardous substance" (as defined in CERCLA), petroleum hydrocarbon (including, but not limited to motor oil, transmission fluid, anti-freeze and lubricants), polychlorinated biphenyl, asbestos or radioactive material (collectively, "Hazardous Substances") to remain at, on, in or under any of the property covered by any of the real property leases assumed hereunder. The Dealer has not installed, used, or disposed of any asbestos or asbestos-containing material on, in or under any of the property used in the Business other than vehicle brakes and related parts and other than de minimus amounts used in the ordinary course of business.

     4.14 BENEFIT PLANS; OTHER EMPLOYMENT MATTERS. All bonus, pension, profit sharing, retirement, stock purchase, stock option, hospitalization, insurance, and other employee compensation or benefit plans ("Benefit Plans") to which the Dealer is a party are identified on SCHEDULE 4.14. Dealer represents and warrants to Buyer that the Dealer is not a party to any employee contracts or compensa-tion ar-range-ments with respect to its employees, and Dealer will indemnify Buyer with respect to any and all liabilities arising under any such contract or arrangement.

     4.15 PROPERTIES.

(1) The Dealer leases all real property used in connection with the Acquired Assets from Nick Castranous, or an affiliated entity.
(2) All Dealer's leases are referenced on SCHEDULE 4.11. All of the personal property leased to Dealer is leased under validly existing leases. As of the date hereof, there are no amounts owed by the Dealer under any of the leases to which it is a party, there are no amounts this will become due and payable by the Dealer under such leases as a result of actions prior to the date hereof (other than lease payments in the ordinary course of business).
(3)  All  Acquired  Assets  are  located  in  Anderson  County,  South Carolina.

     4.16 DISCLOSURE. No representation or warranty by the Dealer in this Agreement, or any statement or certificate furnished to or to be furnished to Buyer pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain at Closing any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.


SECTION  5.  REPRESENTATIONS  AND  WARRANTIES  OF  BUYER

     Buyer warrants and represents to Dealer as follows, which representations and warranties shall survive the Closing Date for the Warranty Period:

     5.1 INCORPORATION, POWERS AND QUALIFICATION. Buyer is a corporation duly organized, existing and in good standing under the laws of the State of Georgia, duly qualified to do business in and is in good standing in the State of South Carolina, and is entitled to own its properties and assets and has all requisite corporate power and authority to carry on its business as now conducted by it.

     5.2 AUTHORIZATION AND EXECUTION OF DOCUMENTS. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer enforceable against Buyer in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (1) will not result in any breach of the terms and conditions of or constitute a default under the Articles of Incorporation or Bylaws of Buyer, or any instrument or obligation to which Buyer is now a party or by which Buyer or any of its properties or assets may be bound and (2) will not violate any existing order, writ, injunction or decree of any court, administrative agency or governmental body, or any contract, agreement, indenture or instrument to which Buyer is a party or by which it is bound.

     5.3 CORPORATE DOCUMENTS. Copies of the Buyer's Articles of Incorporation and all amendments thereto and Bylaws as amended to date, certified by the Buyer's secretary, which will be delivered to Dealer, will be complete and correct as of the date of this Agreement.

     5.4 LITIGATION. There are no proceedings or actions of any type pending that would limit or impair the power or authority of Buyer to enter into this Agreement. There is no pending action, proceeding or material claim of any type, or to Buyer's knowledge, threatened against Buyer, its properties or business. Furthermore, Buyer does not know or have reasonable grounds to know of any basis for such action, or of any governmental investigation or proceeding relative to Buyer, its properties or business. Buyer is not in default with respect to any order, writ, injunction or decree of any court, or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which is specifically directed at Buyer, and to its knowledge, is not in material default with respect to any such item with general applicability to Buyer.

     5.5 DISCLOSURE. No representation or warranty by Buyer in this Agreement, nor any statement or certificate furnished to or to be furnished to Dealer pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain at Closing any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.


SECTION  6.  INDEMNIFICATION

     6.1 INDEMNIFICATION OF BUYER. Dealer agrees to indemnify and hold Buyer harmless from and against any claim, loss, liability, damage or expense that Buyer sustains or becomes subject to as a result of (a) the operation by the Dealer of the Business prior to the Closing Date (except for the Assumed Liabilities), (b) the breach or non-fulfillment by the Dealer of any warranty, representation or covenant of the Dealer set forth herein (not expressly waived in writing by Buyer), and (c) any claim against, or liability or obligation of, Dealer which (i) is asserted against or sustained by Buyer, its agents or employees and (ii) has not been express-ly assumed by Buyer pursuant to this Agreement. Any such indemni-fication shall include any costs, including reasonable attorneys' fees incurred by Buyer, whether or not suit is brought, subject to Section 6.3. Further, subject to Sections 6.3 and 6.4, in the event Dealer breaches any warranty or representa-tion made in this Agreement or fails to perform any requirement or obliga-tion undertaken in this Agreement (not expressly waived in writing by Buyer), Dealer agrees to pay all costs, including attorneys' fees (including at the appellate level), incurred by Buyer in the enforcement hereof, whether or not suit is brought. Any such demand or claim arising out of breach of warranties, covenants, or indemnities must be made prior to the expiration of the Warranty Period.

     6.2 INDEMNIFICATION OF THE DEALER. Buyer agrees to indemnify and hold Dealer harmless from and against any claim, loss, liabili-ty, damage or expense that Dealer sus-tains or becomes subject to as a result of (a) the operation by Buyer of the Business from and after the Closing Date, (b) as a result of the breach or non-fulfillment by Buyer of any warranty, representation or covenant of Buyer set forth herein (not expressly waived in writing by Dealer), and (c) any claim against, or liability or obligation of, Dealer which (i) is asserted against or sustained by Dealer, its agents or employees and (ii) has been assumed by Buyer pursuant to this Agreement. Any such indemni-fication shall include any costs, including attorneys' fees incurred by the Dealer, whether or not suit is brought, subject to Section 6.3. Further, subject to Sections 6.3 and 6.4, in the event Buyer breaches any warranty or representa-tion made in this Agreement or fails to perform any requirement or obliga-tion undertaken in this Agreement (not expressly waived in writing by Dealer), Buyer agrees to pay all costs, including reasonable attorneys' fees (including at the appellate level), incurred by the Dealer in the enforcement hereof, whether or not suit is brought. Any such demand or claim arising out of breach of warranties, covenants, or indemnities must be made prior to the expiration of the Warranty Period.

     6.3 DEFENSE AND SETTLEMENT. A party seeking indemnification pursuant to this Section 6 (an "indemnified party") shall give prompt notice to the party from whom such indemnification is sought (the "indemnifying party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder. The indemnified party shall assist the indemnifying party in the defense of any such action or proceeding. The indemnifying party shall have the right to, and shall at the request of the indemnified party, assume the defense of any such action or proceeding at its own expense. In any such action or proceeding, the indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its own expense unless:

(a) The indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel; or
(b) The named parties to any such suit, action or proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and, in the reasonable judgment of the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

     An indemnifying party shall not be liable under this Section 6.3 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. The indemnifying party may settle any claim without the consent of the indemnified party, but only if the sole relief awarded is monetary damages that are paid in full by the indemnifying party. An indemnified party shall, subject to its reasonable business needs, use reasonable efforts to minimize the indemnification sought from the indemnifying party hereunder. Notwithstanding the foregoing, no investigation by an indemnified party at or prior to the Closing shall relieve an indemnifying party of any liability hereunder, unless the indemnified party seeks indemnity in respect of a representation or warranty which it actually had reason to believe to be incorrect as a result of its investigation prior to the Closing and the indemnified party intentionally failed to bring such belief to the attention of the indemnifying party prior to the Closing.

     6.4 LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Section 6, no indemnification shall be required to be made by either party for breaches of representations or warranties until the aggregate amount of all such claims by a party exceeds $25,000, provided however, that Purchase Price Adjustments as contemplated in Section 3.2 shall not be subject to this limitation. Once such aggregate amounts exceed $25,000, such party shall thereupon be entitled to indemnification for all amounts, including the initial $25,000. In addition, the parties shall have no obligation under this Section 6 for any consequential liability, damage or loss the indemnified party may suffer as the result of any demand, claim or lawsuit. And, notwithstanding anything to the contrary contained herein, the absolute maximum aggregate liability of the Dealer for indemnification damages pursuant to this
Section  6  shall  be  limited  to  the  Purchase  Price.


SECTION  7.  [RESERVED]

SECTION  8.  ADDITIONAL  COVENANTS  AND  WARRANTIES  OF  THE  PARTIES

     8.1 ACCESS. Dealer shall allow Buyer and its counsel, accountants, and other representatives, reasonable access, during normal business hours and upon reasonable notice throughout the period prior to the Closing, to all its properties, books, contracts, commitments and records associated with the Business at a place determined by the Dealer, and shall furnish Buyer during such period with all such information concerning the Business as Buyer reasonably may request.

     8.2 CONFIDENTIALITY. Each party will and will cause its employees and agents (including, without limitation, attorneys and accountants) to hold in strict confidence, unless disclosure is compelled by judicial or administrative process, or in the opinion of its counsel, by other requirements of law, all Confidential Information (as defined below) and will not disclose the same to any person. Confidential Information shall be used only for the purpose of and in connection with consummating the transactions contemplated herein. If this Agreement is terminated, each party hereto will promptly return all documents of whatever type, kind or nature, including but not limited to, photocopies, notes, memoranda, computer discs, calculations, work sheets, abstracts, synopses, tapes, recordings, etc., whether in the possession of Buyer, its agents or employees, or Dealer, its agents or employees, received by it from each other party containing Confidential Information. The covenants in this Section 8.2 shall survive the Closing Date forever. The term "Confidential Information" shall mean the contents of this Agreement as well as all information of any kind concerning a party hereto that is furnished by such party or on its behalf pursuant to Section 8.1 hereof, except information (i) ascertainable or obtained from public or published information, (ii) received from a third party not known to the recipient of Confidential Information to be under an obligation to keep such information confidential, (iii) which is or becomes known to the public (other than through a breach of this Agreement), (iv) of which the recipient was in possession prior to disclosure thereof in connection with the transactions contemplated herein, or (v) was independently developed by the recipient without the benefit of Confidential Information.

     8.3 EXPENSES AND PRORATION OF TAXES. Dealer will pay its expenses in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including brokerage fees, attorneys' fees and accountants' fees, if any. Buyer shall pay all its own expenses in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. State, county and municipal and other ad valorem taxes related to the Acquired Assets shall be prorated and accounted for as between Dealer and Buyer as of midnight on the Closing Date, as is customary in transactions of this kind. Any sales taxes which may be payable in connection with the transfer of any of the Acquired Assets, shall be borne solely by Buyer. Any sales and use tax, as well as all withholding and FICA taxes, accrued through the date of the Closing shall be paid by Dealer. All other applicable transfer documentary filing and other taxes and fees that might be due or payable as a result of the conveyance, assignment, transfer or delivery of Acquired Assets, levied on the Dealer or Buyer shall be borne by the responsible party therefor, it being the understanding that all sales taxes incident to any conveyances herein shall be paid by the Buyer.

     8.4 RISK OF LOSS. The risk of any material loss or material damage to the property of the Dealer from fire or other casualty shall be borne by the Dealer at all times prior to the Closing Date. In the event of any such major loss or major damage prior to Closing this makes it impractical to continue operations in the present locations, Buyer may, at its option, terminate this Agreement. In the event Buyer elects not to terminate this Agreement for any reason, the proceeds of any claim for any loss payable under any insurance policies with respect thereto shall go to Buyer. Prior to the Closing Date, Dealer shall maintain insurance in reasonable amounts on the Acquired Assets.

     8.5 BROKERS. Buyer and Dealer covenant and warrant that no broker or finder has acted for them or any of them in connection with this Agreement or the transactions contemplated hereby. Buyer and Dealer agree to indemnify and hold the other harmless from any such brokerage fee and against any other claim for brokerage commission, finder's fee or any similar commission, fee or charge relative to this Agreement or the transactions contemplated hereby and any and all expenses of any character (including reasonable attorneys fees) incurred in connection with the investigation or defense of any such claim.

     8.6 BEST EFFORTS. Each party shall use their respective best efforts to cause all conditions to Closing set forth in Section 10 and 11 to be met as soon as reasonably practicable.

     8.7 DEALER'S EMPLOYEES. Buyer shall not be required to hire any of the Dealer's employees, provided that Buyer may hire any such employee of the Dealer employed in the Business as it chooses upon such terms as it deems appropriate. Buyer shall not be responsible for any severance pay or other benefits that may be payable to Dealer's employees that it does not hire, and with respect to any former employees of the Dealer hired by Buyer, Buyer shall not assume any severance pay plan or other obligations that might be owed to any such former employee.

     8.8 ALLOCATION. Buyer shall prepare, or cause to be prepared, at least five
(5) business days prior the Closing Date, an allocation of the Purchase Price (and all other capitalizable costs) among the Acquired Assets in accordance with
Section 1060 of the Internal Revenue Code (the "Allocation"). The parties agree to use their best efforts to agree upon the Allocation prior to closing, and if agreed upon, will adopt the Allocation for all purposes (including financial accounting and Tax purposes). Buyer and Dealer shall file U.S. Internal Revenue Service Form 8594 in a timely manner and in accordance with the Allocation.

SECTION  9.  CONDUCT  OF  BUSINESS  PENDING  CLOSING

     9.1 CONDUCT OF THE DEALER PENDING CLOSING. During the period commencing on the date hereof and continuing until the Closing Date, Dealer covenants and agrees to the following (except to the extent that Buyer shall otherwise expressly consent in writing, which consent shall not be unreasonably delayed or withheld); provided, however, that any breach of or inaccuracy in any of the covenants given in this Section 9.1 must be material in the aggregate with respect to the business of the Dealer (including the Business) before such breach shall be actionable or shall constitute grounds for termination or failure to perform under this Agreement:

(1) Dealer will carry on its business (including the Business) only in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business (including the Business), use all reasonable efforts to preserve intact their business organizations, maintain the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them so that their goodwill and going business shall be unimpaired at the Closing Date.
(2) Dealer will promptly advise Buyer orally and in writing of any change in the business of the Dealer (including the Business) which is or may reasonably be expected to be materially adverse to the business of the Dealer (including the Business).
(3) Dealer will not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of the Dealer (including the Business), or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of the Dealer contained herein to be or become untrue in any material respect.
(4) Dealer will not incur any indebtedness for borrowed money, issue or sell any debt securities, or assume or otherwise become liable, whether directly, contingently or otherwise, for the obligation of any other party, other than in the ordinary course of business.
(5) After the execution of this Agreement, Dealer will not incur any expense outside the ordinary course of business or aggregate capital expenditures in excess of $25,000 without the prior written consent of Buyer.
(6) Dealer will not grant any employees or officers any increase in compensation or in severance or termination pay, or enter into any employment agreement with any employee or officer without the consent of Buyer.
(7) After the execution of this Agreement, Dealer will not transfer any assets referenced in Section 2.1(7) aggregating in excess of $10,000.00 without the consent of Buyer, which consent shall not be unreasonably withheld.
(8) Prior to the Closing or the termination of this Agreement, Dealer will not acquire or agree to be acquired, merge or consolidate with any other company, or purchase substantially all of the assets of any other business, corporation, partnership, association or other business organization, entity or division thereof.

     9.2 CONDUCT OF BUYER PENDING CLOSING. During the period commencing on the date hereof and continuing until the Closing Date, Buyer covenants and agrees to the following (except to the extent that Dealer shall otherwise expressly consent in writing, which consent shall not be unreasonably delayed or withheld); provided, however, that any breach of or inaccuracy in any of the covenants given in this Section 9.2 must be material in the aggregate with respect to Buyer before such breach shall be actionable or shall constitute grounds for termination or failure to perform under this Agreement:

(1) Buyer will not amend its Articles of Organization or Operating Agreement as in effect on the date hereof in any manner that will adversely affect
     Dealer  in  any  material  respect.

(2) Buyer will promptly advise Dealer orally and in writing of any change in its business which is or may reasonably be expected to be materially adverse to Buyer.

(2) Buyer will not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of its business or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of Buyer contained herein to be or become untrue in any material respect.

SECTION 10.  CONDITIONS PRECEDENT TO CLOSING OF BUYER

     Unless waived by Buyer in writing, the obligations of Buyer under the Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions:

     10.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The several warranties and representations of the Dealer contained herein shall be construed to be continuous and continuing from the date of this Agreement to the Closing Date, and shall be true in all material respects at the time of Closing as though such representations and warranties were made at and as of such time, and shall not be affected by any investigation, verification or approval by any party hereto or by anyone on behalf of any of such parties.

     10.2 PERFORMANCE. Dealer shall have complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them on or before Closing (unless expressly waived in writing by Buyer).

     10.3 DELIVERY OF DOCUMENTS. Dealer shall have delivered to Buyer all documents and other information required to be provided to Buyer on or before Closing as set forth herein. The following additional documents shall be delivered to Buyer on or before Closing:

(1) A Certificate of Good Standing from the State of South Carolina with respect to Dealer;
(2) A certificate signed by the Dealer stating that all the warranties and representations made by the Dealer herein remain true and correct on the Closing Date and that all covenants and agreements required herein to have been performed by them by Closing have been performed, and that all conditions in this Section have been met (except as expressly waived in writing by Buyer);
(3) Certified copies of actions of the Manager(s) of the Dealer approving this Agreement and all documents to be executed and delivered in accordance herewith and authorizing the officers of the Dealer to execute this Agreement and to take all other steps required to carry out the terms hereof;
(4) Any necessary assignments and bills of sale necessary to transfer the Acquired Assets and have Buyer assume the liabilities to be assumed hereunder; and
(5) Any and all other instruments and documents that may be reasonably necessary to effectuate the obligations of the Dealer hereunder.

     10.4 CONDUCT OF BUSINESS. The Business shall have been conducted in the usual and customary manner, and there shall have been no material casualty or material adverse change in the Business or the financial condition of the Dealer from the date hereof through the Closing Date.

     10.5 CONSENTS AND APPROVALS. All approvals, permits, orders, consents, or other authorizations (whether corporate, shareholder, regulatory or otherwise) which, in the reasonable opinion of counsel for Buyer, are necessary to the consummation of the transactions contemplated hereby shall have been obtained (including the consent of all vehicle manufacturers associated with the Dealer), and no governmental entity or judicial authority shall have issued any order, writ, injunction or decree prohibiting the consummation of the transactions contemplated hereby. Such approvals shall have been obtained without the imposition of any condition or requirements that, in the reasonable judgment of Buyer, renders the consummation of this transaction unduly burdensome.

     10.6 OPINION OF COUNSEL. Dealer shall have furnished Buyer with an opinion of counsel, dated as of the Closing Date, substantially in the form attached hereto as EXHIBIT A, and otherwise in form and substance reasonably satisfactory to Buyer and its counsel.

     10.7 DUE DILIGENCE. Within 30 days of the date hereof, Buyer shall have completed a due diligence investigation of the Dealer, the results of which shall be satisfactory in all respects to Buyer.

     10.8 FINANCING. Within 30 days of the date hereof, Buyer shall have obtained financing acceptable in all respects to it and sufficient to enable it purchase the Acquired Assets. Buyer shall use its reasonable best efforts to obtain such financing.


SECTION 11.  CONDITIONS  PRECEDENT  TO  CLOSING  OF THE DEALER

     Unless waived by Dealer in writing, the obligations of the Dealer under this Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions:

     11.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The several warranties and representations of Buyer contained herein shall be construed to be continuous and continuing from the date of this Agreement to the Closing Date, and shall be true in all material respects at the time of Closing as though such representations and warranties were made at and as of such time, and shall not be affected by any investigation, verification or approval by any party hereto or by anyone on behalf of any of such parties.

     11.2 PERFORMANCE. Buyer shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Buyer prior to or at Closing (unless expressly waived in writing by Dealer).

     11.3 DELIVERY OF DOCUMENTS. Buyer shall have delivered to Dealer all documents and other information required to be provided to Dealer on or before Closing as set forth herein. The following additional documents shall be delivered to Dealer on or before Closing:

(1) The Purchase Price to be paid to Dealer pursuant hereto (payable by wire transfer);
(2) Certified copies of actions of the board of directors and shareholders of Buyer approving this Agreement and all documents to be executed and delivered in accordance herewith and authorizing the officers of Buyer to execute this Agreement and to take all other steps required to carry out the terms hereof;
(3) A Certificate of Good Standing from the State of South Carolina with respect to Buyer;
(4) A certificate signed by an authorized officer of Buyer stating that all the warranties and representations made by it herein remain true and correct on the Closing Date and that all covenants and agreements required herein to have been performed by Buyer by Closing have been performed, and that all conditions set forth in this Section have been met (except as expressly waived in writing by the Dealer); and
(5) Any and all other instruments and documents that may be reasonably necessary to effectuate the obligations of Buyer hereunder.

     11.4 CONDUCT OF BUSINESS. The business of Buyer shall have been conducted in the usual and customary manner, and there shall have been no material casualty or material adverse change in the business or financial condition of Buyer from the date hereof through the Closing Date.

     11.5 OPINION OF COUNSEL. Buyer shall have furnished Dealer with an opinion of counsel, dated as of the Closing Date, substantially in the form attached hereto as EXHIBIT B, and otherwise in form and substance reasonably satisfactory to Dealer and its counsel.


SECTION 12.  MISCELLANEOUS

     12.1 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement between the parties hereto and supersedes all prior written or oral understandings or agreements. This Agreement may be amended only by an instrument in writing signed by all the parties hereto.

     12.2 PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators, successors and assigns, provided that none of the parties hereto shall assign any of its rights or privileges hereunder prior to the consummation of the transactions contemplated hereby without the written consent of the other parties. No assignment of rights under this Agreement will be binding unless agreed to in writing by each of the parties.

     12.3 GOVERNING LAW. This Agreement shall be construed and governed in accordance with the laws of the State of South Carolina.

     12.4 NOTICES. All notices hereunder shall be sent by depositing the same in the United States mail in a sealed envelope, with postage prepaid, marked confidential and addressed to Dealer and Buyer at the following addresses, or at such other address as shall be furnished in writing:

As  to  Dealer  :          Rhino  Automotive,  LLC
                           3601  Clemson  Blvd
                           Anderson,  SC  29621
                           Attn:  Richard  A.  Kay
                          (864)  226-4000  (telephone)
                          (864)  226-4094  (fax)

With  a  Copy  to:         Wyche,  Burgess,  Freeman  &  Parham,  P.A.
                           Post  Office  Box  728
                           Greenville,  South  Carolina  29602
                           Attn:  Megan  P.  O'Neill
                          (864)  242-8265  (telephone)
                          (864)  235-8900  (fax)

As  to  Buyer:             Automotive  Group  Holdings,  Inc.
                           _______________________________
                           _______________________________
                           Attn:  Pete  Iodice
                           ________________(telephone)
                           ________________(fax)

With  a  Copy  to:         _______________________________
                           _______________________________
                           _______________________________
                           Attn:__________________________
                           _________________(telephone)
                           _________________(fax)


     12.5 HEADINGS. The headings of the sections of this Agreement are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

     12.6 SEVERABILITY. Each portion of this Agreement is severable, and if one portion shall prove to be invalid, unenforceable or violative of any statute, regulation, ordinance or other law, the remainder of the Agreement shall remain in full force and effect.

     12.7 COUNTERPARTS. This Agreement may be signed in one or more counterparts, all of which shall be construed to be an original.


               END OF PAGE -- THE NEXT PAGE IS THE SIGNATURE PAGE

     EXECUTED  AND  WITNESSED  as  of  the  day  and  year  first above written.


WITNESSES:                             RHINO  AUTOMOTIVE,  LLC


________________________          By:  /s/  Richard  Kay
                                       -----------------
                                       Richard  Kay,  Manager

________________________          By:  /s/  Leighton  Cubbage
                                       ----------------------
                                       Leighton  Cubbage,  Manager


_________________________              AUTOMOTIVE  GROUP  HOLDINGS,  INC.


________________________          By:  /s/  Peter  Iodice
                                       ------------------
                                  Its: President


LIST  OF  EXHIBITS:
------------------

Exhibit  A  -  Form  of  Opinion  of  Dealer's  Counsel
Exhibit  B  -  Form  of  Opinion  of  Buyer's  Counsel

LIST  OF  SCHEDULES:
-------------------

2.1(1)     New  Vehicle  Inventory
2.1(3)     Leases  (as  part  of  Acquired  Assets)
2.1(6)     Deposits  and  Pre-paid  expenses
2.2        Tangible  assets  not  part  of  Acquired  Assets
2.3        Assumed  Liabilities  (other  than  Leases)
4.2        List  of  Shareholders  of  Dealer
4.10       Liens  on  Acquired  Assets  at  time  of  transfer
4.11       Leases  (includes  real  and  personal  property)
4.14       Benefit  Plans

                                    EXHIBIT A

[Buyer]
[Address]

     RE: Agreement for Sale and Purchase of Assets (the "Agreement") executed as of October__, 2003, by and between Rhino Automotive, LLC, a South Carolina limited liability company ("Dealer") and Automotive Group Holdings, Inc.

Ladies  and  Gentlemen:

     We have acted as counsel to the Dealer all in connection with the transactions contemplated in the Agreement. Capitalized terms used in this opinion which are defined in the Agreement shall have the meaning ascribed to such terms in the Agreement, unless otherwise defined herein.

     For the purpose of giving this opinion, we have examined executed copies of the following (collectively, the "Transaction Documents"):

1.   the  Agreement;  and
2. that certain instruments of conveyance and other documents delivered pursuant to the Agreement by the Dealer and of which we received an executed copy.

     We have also examined certificates of public officials and of the Dealer and such other documents and records (including the corporate records of the Dealers), and have made such inquiries and investigations of law, as we have considered necessary to render the opinions contained herein. We have assumed the genuineness of all signatures (except for Dealer's signatures), the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photo static copies, and the accuracy and completeness of all corporate and other records made available to us by the Dealer and any of their affiliates. With respect to certain matters of fact, we have relied upon certificates of public officials and a certificate and representations of executive officers of the Dealers. We believe we are justified in our reliance on such certificates and representations. No inference should be drawn from our representation of Dealer that we have investigated or taken measures to confirm the accuracy of such certificate or any such representations relied upon by us in rendering this opinion. However, nothing has come to our attention in our representation of the Dealer that leads us to believe that our reliance on such certificate or representations is not justified.

     We are members of the bar of the State of South Carolina. Our opinions set forth in this letter are limited to matters governed by the laws of the State of South Carolina and the United States of America in force on the date of this letter. We express no opinion with regard to any matter that may be (or which purports to be) governed by the laws of any other state or jurisdiction.

     Based upon the foregoing and subject to the conditions set forth below, we are of the opinion that:

1. The Dealer is a limited liability company, existing and in good standing under the law of the State of South Carolina.

2. Dealers has the corporate power to enter into and perform its obligations under the Transaction Documents.

3. Dealer's members and managers have adopted by requisite vote the resolutions necessary to authorize Dealer's execution, delivery and performance of each of the Transaction Documents.

4.   Dealer  has  duly executed and delivered each of the Transaction Documents.

5. Each of the Transaction Documents is a valid and binding obligation of the Dealer and is enforceable against the Dealer in accordance with its terms.

6. The Dealer's execution and delivery of each of the Transaction Documents and the performance of its obligation thereunder will not (a) violate any provisions of the Dealer's articles of organization or operating agreement,
     (b) to our knowledge, constitute a violation by Dealer of any applicable provision of statutory law or governmental regulation, or (c) violate any material agreement of the Dealer.


     With respect to the opinion in paragraph (1) above, we have relied upon certificates of public officials and have, without further investigation, assumed no change in the information set forth thereon from the respective dates thereof.

     Each of the opinions expressed above with respect to enforceability are subject to the following additional qualifications:

(a) The effect of bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws relating to or affecting the rights of creditors generally in the event of insolvency, reorganization, moratorium or receivership.
(b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).
(c) The unenforceability of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement has been entered into modifying such provisions.
(d) The exercise of any judicial remedy by Buyer is subject to compliance by the Buyer with the appropriate rules of procedure and statutes governing the bringing of adjudicative proceedings, including, but not limited to, rules and statutes regarding venue, pleading, service of process, qualification to do business and statutes of limitation.

     No  opinion  is  given  as  to:

(a) any provision of the Transaction Documents requiring or in effect requiring that any waiver or amendment of any provision of the Transaction Documents or any other agreement, instrument or other document may be effected only in writing or in a particular form;
(b) any provision releasing, exculpating or exempting any person or entity from, or requiring indemnification or legal defense of any person or entity for, liability for action or inaction, to the extent the action or inaction involves negligence, willful misconduct or unlawful conduct or does not satisfy a standard required by law; or
(c) any matter governed by or arising under any law requiring or in effect requiring accurate and/or complete disclosure or prohibiting or in effect prohibiting inaccurate and/or incomplete disclosure.

     Whenever in this letter the phrase "to our knowledge", the phrase "come to our attention" or any similar phrase is used, we are referring to the current awareness of information of the attorneys of this law firm, after such inquiry of such attorneys as we believe to be reasonable in the circumstances, who are included in either of the following descriptions: (i) lawyers primarily involved in the preparation of an opinion or statement set forth herein, and (ii) lawyers whose relationship with the Dealer, or with the subject matter of any such opinion or statement, is of such significance that the lawyer principally responsible for the transactions contemplated by the Agreement reasonably believes those lawyers should be consulted with respect to such opinion or statement.

     Our opinions are limited to the specific issues addressed herein and are limited in all respects to laws, regulations and facts existing on the date hereof. We do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof. This letter is being furnished to you in connection with the Agreement and is not to be used, circulated, quoted or otherwise relied upon by any other person or entity or for any other purpose without our prior written consent.

     Very  truly  yours,



                                    EXHIBIT B



[Seller Parties]
[Address]



     RE: Agreement for Sale and Purchase of Assets (the "Agreement") executed as of October__, 2003, by and between Rhino Automotive, LLC, a South Carolina limited liability company ("Dealer") and Automotive Group Holdings, Inc.

Ladies  and  Gentlemen:

     We have acted as counsel to Automotive Group Holdings, Inc. in connection with the transactions contemplated in the Agreement. Capitalized terms used in this opinion which are defined in the Agreement shall have the meaning ascribed to such terms in the Agreement, unless otherwise defined herein.

     For the purpose of giving this opinion, we have examined executed copies of the following (collectively, the "Transaction Documents"):

1.   the  Agreement;  and
2. those certain instruments of conveyance, assignment and/or assumption and other documents delivered pursuant to the Agreement by the Buyer and of which we received an executed copy.

     We have also examined certificates of public officials and of the Buyer and such other documents and records (including the corporate records of the Buyer), and have made such inquiries and investigations of law, as we have considered necessary to render the opinions contained herein. We have assumed the genuineness of all signatures (except for the Buyer's signatures), the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photostatic copies, and the accuracy and completeness of all corporate and other records made available to us by the Buyer and any of Buyer's affiliates. With respect to certain matters of fact, we have relied upon certificates of public officials and a certificate and representations of executive officers of the Buyer. We believe we are justified in our reliance on such certificates and representations. No inference should be drawn from our representation of Buyer that we have investigated or taken measures to confirm the accuracy of such certificate or any such representations relied upon by us in rendering this opinion. However, nothing has come to our attention in our representation of the Buyer that leads us to believe that our reliance on such certificate or representations is not justified.

     We are members of the bar of the State of South Carolina. Our opinions set forth in this letter are limited to matters governed by the laws of the State of South Carolina and the United States of America in force on the date of this letter. We express no opinion with regard to any matter that may be (or which purports to be) governed by the laws of any other state or jurisdiction.

     Based upon the foregoing and subject to the conditions set forth below, we are of the opinion that:

1. The Buyer is a corporation, existing and in good standing under the law of the Georgia, and duly registered to do business in and in good standing in the State of South Carolina.

2. The Buyer has the corporate power to enter into and perform its obligations under the Agreement and the other Transaction Documents.

3. Each of the Buyer's shareholders and members of its board of directors have adopted by requisite vote (if such vote is required) the resolutions necessary to authorize the Buyer's execution, delivery and performance of each of the Transaction Documents.

4. The Buyer has duly executed and delivered each of the Transaction Documents (as applicable).

5. Each of the Transaction Documents is a valid and binding obligation of the Buyer (to which it is a party) and is enforceable against the Buyer (if it is a party) in accordance with its terms.

6. The Buyer's execution and delivery of each of the Transaction Documents and the performance of its obligation thereunder will not (a) violate any provisions of the Buyer's articles of incorporation or bylaws, (b) to our knowledge, constitute a violation by the Buyer of any applicable provision of statutory law or governmental regulation, or (c) violate any material agreement of the Buyer.

     With respect to the opinion in paragraph (1) above, we have relied upon certificates of public officials and have, without further investigation, assumed no change in the information set forth thereon from the respective dates thereof.

     Each of the opinions expressed above with respect to enforceability are subject to the following additional qualifications:

(a) The effect of bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws relating to or affecting the rights of creditors generally in the event of insolvency, reorganization, moratorium or receivership.
(b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).
(c) The unenforceability of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement has been entered into modifying such provisions.
(d) The exercise of any judicial remedy by the Dealer is subject to compliance by the Dealer with the appropriate rules of procedure and statutes governing the bringing of adjudicative proceedings, including, but not limited to, rules and statutes regarding venue, pleading, service of process, qualification to do business and statutes of limitation.

     No  opinion  is  given  as  to:

(a) any provision of the Transaction Documents requiring or in effect requiring that any waiver or amendment of any provision of the Transaction Documents or any other agreement, instrument or other document may be effected only in writing or in a particular form;
(b) any provision releasing, exculpating or exempting any person or entity from, or requiring indemnification or legal defense of any person or entity for, liability for action or inaction, to the extent the action or inaction involves negligence, willful misconduct or unlawful conduct or does not satisfy a standard required by law; or
(c) any matter governed by or arising under any law requiring or in effect requiring accurate and/or complete disclosure or prohibiting or in effect prohibiting inaccurate and/or incomplete disclosure.

     Whenever in this letter the phrase "to our knowledge", the phrase "come to our attention" or any similar phrase is used, we are referring to the current awareness of information of the attorneys of this law firm, after such inquiry of such attorneys as we believe to be reasonable in the circumstances, who are included in either of the following descriptions: (i) lawyers primarily involved in the preparation of an opinion or statement set forth herein, and (ii) lawyers whose relationship with the Buyer, or with the subject matter of any such opinion or statement, is of such significance that the lawyer principally responsible for the transactions contemplated by the Agreement reasonably believes those lawyers should be consulted with respect to such opinion or statement.

     Our opinions are limited to the specific issues addressed herein and are limited in all respects to laws, regulations and facts existing on the date hereof. We do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof. This letter is being furnished to you in connection with the Agreement and is not to be used, circulated, quoted or otherwise relied upon by any other person or entity or for any other purpose without our prior written consent.


     Very  truly  yours,